                                                                   Exhibit 10.66

            FIRST AMENDED AND RESTATED LIMITED FORBEARANCE AGREEMENT

         THIS FIRST AMENDED AND RESTATED LIMITED FORBEARANCE AGREEMENT (this "Agreement") is dated as of March 8, 2002, among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Parent, each of their Subsidiaries (the Borrower, the Parent and their Subsidiaries, each a "Loan Party" and collectively, the "Loan Parties"), the several Lenders (as such term is defined in the hereinafter described Credit Agreement) parties to this Agreement, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                                R E C I T A L S:

         A. The Borrower, the Administrative Agent, and the several Lenders parties thereto entered into that certain Fifth Amended and Restated Credit Agreement, dated as of September 17, 1999 (as amended through the date hereof and as may be further amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the "Credit Agreement").

         B. The Borrower has advised the Lenders that the Defaults and Events of Default set forth on the attached Schedule I (the "Existing Defaults") occurred as evidenced by the Borrower's delivery of a Compliance Certificate on November 14, 2001 and on February 14, 2002 among other things.

         C. The Borrower, the Loan Parties, the Administrative Agent and the Lenders parties thereto entered into a certain Limited Forbearance Agreement dated as of November 16, 2001 (the "Forbearance Agreement").

         D.  The Borrower established a $2,500,000 cash collateral account
(the "Cash Collateral Account") under the Forbearance Agreement to offset drawn Letters of Credit that are not reimbursed by the borrower and to secure the Obligations under the Credit Agreement.

         E. The Borrower, the Loan Parties, the Administrative Agent and the Lenders parties thereto entered into a certain First Amendment and Extension of Limited Forbearance Agreement on December 12, 2001 (the "First Amendment").

         F. The Borrower, the Loan Parties, the Administrative Agent and the Lenders parties thereto entered into a certain Second Amendment and Extension of Limit Forbearance Agreement on February 6, 2002 (the "Second Amendment").

         G. The Borrower agreed pursuant to the terms of the First Amendment to the immediate and permanent termination of (i) the Commitment, (ii) the Swingline Commitment and (iii) the Letter of Credit Commitment.
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         H.  Majority Lenders agreed pursuant to the terms of the Second
Amendment that the Administrative Agent may, in it sole discretion, extend (but not increase) any Letter of Credit outstanding as of February 6, 2002 until (i) otherwise directed by Majority Lenders or (ii) the Borrower, the Parent or any of their Subsidiaries are granted relief under any Debtor Relief Laws.

         I. The Borrower has requested that the Lenders agree to continue to forbear from exercising certain rights available to them as a result of the Existing Defaults by the Borrower, and the Lenders have agreed to do so on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto agree hereby as follows:

         Section 1.  DEFINED TERMS.

         (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

         (b)  The following defined terms are added for purposes of this
Agreement:

                  (i) "Forbearance Net Proceeds" means the gross cash proceeds received by the Parent, the Borrower or any Subsidiary of the Borrower in connection with or as a result of any sale of any assets or Properties of the Parent, the Borrower or any of their Subsidiaries, minus (so long as each of the following are estimated in good faith by the management of the Borrower and certified to the Lenders in reasonable detail by an Authorized Officer) (i) distributions to be made, if any, by the Borrower to the Parent and by the Parent to the Shareholders, each as permitted by Section 8.08 of the Credit Agreement, plus to the extent the Borrower or such Subsidiary has any actual Tax liability, actual Taxes payable with respect to such asset sale in an amount equal to the Tax liability of the Parent, the Borrower or any subsidiary of the Borrower in respect of such sale (taking into account the distribution to the Parent and by the Parent to the Shareholders, and all Tax benefits of each of the parties), (ii) reasonable and customary transaction costs payable by the Parent, the Borrower or any Subsidiary of the Borrower related to such sale and
(iii) Debt secured by the assets sold that is immediately repaid as a consequence of such sale, except, so long as there exists no Default or Event of Default, except Existing Defaults, Debt that constitutes any of the Obligations, (other than assets or Properties owned by the Canada Sub and pledged to secure the Canada Indebtedness).

                  (ii) "Subordinated Notes" means those certain 5 1/2% Convertible Subordinated Notes due 2007 aggregating $200,000,000 amount in face value, unsecured, cash interest bearing and issued by the Parent pursuant to the Subordinated Notes Documentation.

         (iii) "Subordinated Notes Documentation" means that certain Subordinated Notes Indenture and all other written agreements and documentation relating to the Subordinated Notes as it existed on November 1, 2001.

         (iv) "Subordinated Notes Indenture" means that certain Indenture, dated March 22, 2000, between the Parent and The Bank of New York, as trustee, in connection with the Subordinated Notes.

Section 2. LIMITED FORBEARANCE. The Borrowers has requested that the Administrative Agent and the Lenders forbear from exercising the rights and remedies available to them as a result of the Existing Defaults during the period from the date hereof to and including April 12, 2002. The Administrative Agent and the Lenders hereby agree to forbear from exercising the rights and remedies available to them as result of the Existing Defaults, including the right to demand default interest under Section 2.08 of the Credit Agreement, commencing on the earliest date each of the conditions precedent set forth in
Section 10 hereof have been satisfied to, and (so long as none of the events specified in subsection 2(i) through 2(iv) has occurred) through, the Termination Date (as defined below), subject to the terms of this Agreement and subject to the occurrence of no further Default or Event of Default either pursuant to the Sections of the Credit Agreement subject to the occurrence of no further Default or Event of Default either pursuant to the Sections of the Credit Agreement subject to the Existing Defaults or otherwise. Upon the earlier of (i) the occurrence of any Default or Event of Default, other than the Existing Defaults, (ii) the filing of, or exercise by, or the taking of any other action by Borrower, the Parent or any of their Subsidiaries or by any third party of any right or remedy under any Debtor Relief Law with respect to the Borrower, the Parent or any of their Subsidiaries, (iii) the payment by the Borrower of any Distribution to the Parent or their Subsidiaries, or any Restricted Payment in connection with the Subordinated Notes, the Subordinated Notes Documentation, the Parent Senior Notes or the Parent Senior Note Documentation prohibited by Section 7 hereof,
(iv) the failure of Borrower to initiate a wire transfer of immediately available funds to reimburse Administrative Agent within two business hours of a request by Administrative Agent for payment in connection with a drawn Letter of Credit, or (v) April 12, 2002 (the "Termination Date"), the Administrative Agent's and the Lenders' agreement hereinto forbear from exercising the rights and remedies available to them as the result of the Existing Defaults shall immediately terminate, and the Administrative Agent and the Lenders shall be entitled immediately to exercise any and all rights and remedies available under the Credit Agreement and any other Loan Paper, at law, in equity, or otherwise, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower. The
Borrower and the Lenders hereby acknowledge Borrower's noncompliance with the Credit Agreement as a result of the Existing Defaults and acknowledge
Borrower's noncompliance with the Credit Agreement as a result of the Existing Defaults and acknowledge that this Agreement constitutes notice thereof and waive any and all further notices with respect thereto. The agreement of the Administrative Agent and the Lenders herein shall not constitute a waiver of any Default or Event of Default including without limitation, the Existing
Defaults. The Borrower hereby acknowledges that the Lenders have no obligation to make Revolver Advances, Swingline Advances or issue Letters of Credit or otherwise advance any funds to the Borrowers as a result of Borrower's termination of (i) the Commitment, (ii) the Swingline Commitment and (iii) the Letter of Credit Commitment, each on

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December 12, 2001. Notwithstanding any provision in the Credit Agreement or any other Loan Paper to the contrary, the parties hereto expressly acknowledge and agree that, the Administrative Agent may renew (but not increase) Letters of Credit in existence as of the date hereof until the earlier of (i) the Termination Date, (ii) the Administrative Agent is otherwise directed in writing by Majority Lenders or (iii) the Borrower, the Parent or any of their Subsidiaries is granted relief under any Debtor Relief Laws. Notwithstanding any provision in the Credit Agreement or any other Loan Paper, the parties hereto expressly acknowledge and agree that, any draw under any Letter of Credit during the term of this Agreement shall immediately and automatically result in an obligation for the Borrower to reimburse the Administrative Agent for any such draw (which reimbursement obligation may not be paid by the Borrower with the proceeds of a Revolver Advance). Failure of the Borrower to initiate a wire transfer to reimburse the Administrative Agent in immediately available funds for any such draw within 2 business hours after receipt of notice of such draw shall constitute an Event of Default hereunder and under the Credit Agreement (such reimbursement then to be effected by payment in full from the Cash Collateral Account or by wire transfer of immediately available funds, or any combination of the foregoing). The parties hereto expressly acknowledge and agree that the agreement of the Borrower in the preceding three sentences does not affect or abrogate any of the obligations of the Lenders to the Administrative Agent to participate in any such draws under the Letter of Credit in accordance with the terms of the Credit Agreement. The parties hereto further expressly acknowledge and agree that the agreements of the Administrative Agent and the lenders herein shall not in any manner restrict or impair any rights or remedies available to them with respect to any Persons other than the Borrower and other Persons guaranteeing the Obligations or providing collateral security therefor. Notwithstanding the forbearance contained in this Agreement, the issuance of a payment blockage notice by the Administrative Agent or any of the other Lenders to the Borrower and/or to the Trustee under the Subordinated Notes Indenture (as provided for in Section 5.5 of the Subordinated Notes Indenture) shall not be deemed to be an exercise of any right or remedy under the Credit Agreement or any of the other the Loan Papers, or the exercise of any right or remedy otherwise available at law or in equity, and shall not be prohibited by any provision of this Agreement.

         SECTION 3. OTHER AGREEMENTS. To induce the Administrative Agent and Lenders to enter into this Agreement, the Borrower hereby agrees as follows:

                  (a) During the period from the Effective Date and continuing until the Termination Date, the Applicable Margin shall be
         (i) with respect to Advances outstanding under the Term Loan A and the Revolver Loan, 3.75% per annum for LIBOR Advances and 2.75% per annum for Base Advances and (ii) with respect to Advances under the Term
         Loan B, 4.00% per annum for LIBOR Advances and 3.00% per annum for Base Advances, provided that, notwithstanding the foregoing, if there exists a Default or Event of Default other than the Existing Defaults, no LIBOR borrowings shall be available to the Borrower. During the period from the Effective Date until the Termination Date, while interest will accrue at the rates described above with respect to the Applicable Margin, the Borrower will continue to pay interest at the rates per annum and at the times provided in the Credit Agreement. The aggregate additional amount of interest owed hereunder as a result of the increase in interest rate set forth in this Section 3(a), shall be due and payable monthly on the last Business Day of each calendar month and on the Termination Date.

         (b) On the Effective Date and continuing until the Termination Date, all notices to be provided to the Administrative Agent shall be provided as follows:

                                    William E. Livingstone, IV
                                    Bank of America, N.A.
                                    901 Main Street, 66th Floor
                                    Dallas, Texas 75202
                                    Telephone: (214) 209-2023
                                    Fax:       (214) 209-3533

                                    with a copy to:

                                    Winstead Sechrest & Minick P.C.
                                    Attention: Melissa R. Stewart
                                    5400 Renaissance Tower
                                    1201 Elm Street
                                    Dallas, Texas 75270
                                    Telephone: (214) 745-5200
                                    Fax:       (214) 745-5390

         (c) On the Effective Date and continuing until the Termination Date, the Borrower will deliver to the Administrative Agent the following financial reports in electronic format, in each case certified by an Authorized Officer of the Borrower to be true and correct and in form and detail satisfactory to the Administrative Agent:

                  (i) on the third Business Day after the end of each weekly reporting period of the Borrower used in its cash flow forecasting, a 13-week rolling cash flow liquidity forecast through the most recently completed week (including forecasting of receipts and disbursements);

                  (ii) on the fifth Business Day after the last Business Day of every month, a variance report delineating and explaining all material variances, for the prior month, from the 13-week rolling cash flow liquidity forecast delivered in the first calendar week of the month covered by such variance report; and

                  (iii) any other information or reports from time to time requested by Administrative Agent, its counsel or its financial advisors (such other information or reports only to require certification by an Authorized Officer of the Borrower if requested by the Administrative Agent).

         (d) On the Effective Date and continuing until the Termination Date, Borrower will, and will cause each of the Parent and their Subsidiaries (other than Subsidiaries organized under the Laws of the country other than the United States), to grant a prior first perfected Lien on any of the assets of the Borrower, the Parent or their Subsidiaries requested by the Administrative Agent or the Majority Lenders for the benefit of the Administrative Agent and the Lenders to secure the Obligations, (including, without limitation, all cash, cash equivalents and deposit accounts of the Parent, the Borrower and their Subsidiaries), provided that, notwithstanding the foregoing, (i) no foreign organized Subsidiary of the Parent or the Borrower will be required to grant a Lien on any of its assets, (ii) with respect to any Capital Stock owned by the Borrower, the Parent or any of their Subsidiaries in any foreign organized Subsidiaries, such pledge will be limited to 65% of the aggregate outstanding issued amount of Capital Stock of such foreign organized Subsidiary and (iii) the Borrower previously agreed in the Forbearance Agreement and continues to agree to use its best efforts to grant a prior first perfected Lien on twenty additional leasehold mortgages (or leasehold deeds of trust) requested by the Administrative Agent.

         SECTION 4. PROCEEDS OF ASSET SALES. On the Effective Date and continuing until the Termination Date, the Borrower shall use the Forbearance Net Proceeds of sales of assets or Properties by the Borrower, the Parent or any of their Subsidiaries as follows: (a) First, if amounts in the Cash Collateral Account are less than $2,500,000, the Cash Collateral Account shall be replenished by the Forbearance Net Proceeds of any such asset sales until the amount in the Cash Collateral Account is not less than $2,500,000, (b) then, if there exists no Default or Event of Default other than as listed on Schedule I hereto, (i) the Administrative Agent shall return to the Borrower for its own use an amount equal to the difference between 20% of the remaining Forbearance Net Proceeds of any such sales and (A) fees owing under this Agreement, if any, (which such fees to be retained by the Administrative Agent for distribution to the Lenders) and (B) current fees and expenses owed to Special Counsel, local counsel and Deloitte Consulting, provided that, within 365 days of receipt of such Forbearance Net Proceeds, Borrower shall use such Forbearance net proceeds, either (x) to invest in assets related to the same line of business as Parent or a business reasonably ancillary thereto or (y) permanently to repay the Obligations under the Credit Agreement, and (ii) the remaining 80% of such remaining Forbearance Net Proceeds shall be retained by the Administrative Agent and must be used to repay the Obligations, applied among the Revolver Loan, the Term Loan A and the Term Loan B, ratably based on outstandings, applied in the inverse order of maturity and not affecting the scheduled reductions of the Commitment required by Section 2.11(b) of the Credit Agreement, and (c) if there exists any Default or Event of Default in addition to those listed on Schedule I hereto, 100% of the remaining Forbearance Net Proceeds must be used to repay the Obligations, applied among the Revolver Loan, the Term Loan A and the Term
Loan B, ratably based on outstandings, applied in the inverse order of maturity and not affecting the scheduled reductions of the Commitment required by
Section 2.11(b) of the Credit Agreement.

         SECTION 5. PERMITTED ASSET SALES. On the Effective Date and continuing until the Termination Date, so long as (a) there exists no Default or Event of Default both before and after giving effect to such sale (except the Existing Defaults), (b) the gross proceeds of each such sale of assets are in cash only, the Forbearance Net Proceeds are distributed in accordance with the terms of Section 4 hereof and the Borrower is in full compliance with the terms of

Section 4 hereof and this Agreement, and (c) all gross proceeds and other monies from the buyer of any such assets and Properties are wired directly to the Administrative Agent (and not to the Borrower, the Parent, any of their Subsidiaries or any other Person) pursuant to instructions from the Borrower and its Subsidiaries whereupon the Administrative Agent shall distribute such funds as set forth in Section 4 hereof, the Borrower may consummate the sale of its United Kingdom Subsidiaries together with the assets and Properties owned by such United Kingdom Subsidiaries, provided that, gross cash proceeds related to such asset sale are not less than $6,800,000 (provided that, the Borrower may retain an equity interest in such United Kingdom Subsidiaries) as well as all of the asset sales provided for in the Asset Sale Consent Agreement dated as of February 28, 2002, but only in strict accordance with the terms of such agreement.

         In connection with any asset sale permitted by this Section 5, the Administrative Agent is hereby authorized by each Lender to (i) execute any and all releases deemed appropriate by it to release such assets of the Borrower, the Parent and their Subsidiaries constituting Collateral from all Liens and security interests securing all or any portion of the Obligations, (ii) return to the Borrower any such Collateral in the possession of the Administrative Agent, and (iii) take such other action as the Administrative Agent deems necessary or appropriate in connection with such transaction and in furtherance of the effectuation thereof.

         SECTION 6. PROHIBITED ACTIONS. On the Effective Date and continuing until the Termination Date, the Borrower shall not, and shall not permit the Parent or any of their Subsidiaries to (a) make any Restricted Payment, except (I) scheduled payments on seller Debt made by the Borrower, and only as described and in such amounts as set forth on Schedule IV hereto, (II) payments otherwise permitted to be made in accordance with the provisions of
Section 7 hereof or (III) non-scheduled payments made on seller debt supported by Letters of Credit after Borrower has received proper notice from a seller accelerating the Debt under the seller notes provided that prior to making any such Restricted Payment upon Debt accelerated under a seller note, Borrower shall (Y) provide Administrative Agent with a copy of such notice from the seller and (2) cause an Authorized Officer to certify to the Administrative Agent that the acceleration of such Debt under the seller note is authorized pursuant to the terms of such seller note as such terms existed on the day such seller note was executed and that failure to pay is likely to result in a draw under a Letter of Credit, (b) make any new Investments other than Investments
(I) permitted under Sections 8.04(a) through (d), Section 8.04(f), Section 8.04(i)(B) and Section 8.04(j) of the Credit Agreement, (II) Investments constituting Capital Expenditures permitted by subsection (i) of this Section 6 or (III) Investments retained in the United Kingdom Subsidiaries, (c) incur any additional Debt, except Debt incurred in the ordinary course of business by the Borrower in the form of accounts payable and accrued expenses, (d) grant or otherwise permit any new Liens to exist (except Liens described in subsections
(a) through (f) of the definition of Permitted Liens in the Credit Agreement),
(e) sell, transfer or otherwise dispose of any assets other than as permitted under Section 5 hereof without the consent of each Lender, (f) enter into any Affiliate transactions, (g) enter into any Synthetic Leases or other off-balance sheet financing transactions, (h) merge or consolidate with any Person or (i) make any Capital Expenditure or acquisition, except the purchase of immaterial office supplies and equipment from time to time and other Capital Expenditures made during the period from November 16, 2001 through the Termination Date in an amount not more than $5,700,000 in the aggregate.

         SECTION 7. DISTRIBUTIONS AND RESTRICTED PAYMENTS. The Borrower may not make a Distribution to Parent or any Restricted Payment in connection with the Subordinated Notes, the Subordinated Notes Documentation, the Parent Senior Notes or the Parent Senior Notes Documentation, provided that (i) if there exists no Default or Event of Default both before and after giving effect to any such Distribution (whether or not such Default or Event of Default is forborn under this Agreement or otherwise), (ii) Borrower has delivered not less than 5 Business Days prior to each such payment, written detailed calculations and evidence demonstrating pro forma compliance with each of the terms of Section 8.01 of the Credit Agreement in the form of a Compliance Certificate (in each case certified by the Chief Financial Officer of the Borrower as to its accuracy and completeness) and (iii) the Borrower meets each of the criteria in order to be allowed to make a Restricted Payment under the
(A) Subordinated Notes, (B) Subordinated Notes Documentation, (C) Parent Senior Note and the (D) Parent Senior Notes Documentation, the Borrower may make a Distribution to the Parent in the amount of such payment less cash on hand at the Parent, and the Parent may make required scheduled interest payments on the Subordinated Notes in accordance with the terms of the Subordinated Notes Documentation, as such documentation exists on November 1, 2001. For purposes of this Section 7, pro forma compliance means treating such proposed interest payment with respect to the Subordinated Notes in the calculations of each of the subsections of Section 8.01 of the Credit Agreement as if such interest payment had already been paid, and demonstrating that both before and after such payment application there exists no Default or Event of Default.

         SECTION 8. PARTIES TO THIS AGREEMENT. For purposes of the benefit of all of the Collateral securing the Obligations, the Canada Lender and each Bank Affiliate which is a party to any Interest Rate Protection Agreement are hereby deemed to be lender parties to the Credit Agreement and this Agreement.

         SECTION 9.        RELEASE.

         (a) Borrower, the Parent, and each of their Subsidiaries (collectively, the "Borrower Parties") hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective Affiliates, Bank Affiliates and Subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which any Borrower Party ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Agreement and which were in any manner related to any of the Loan Papers or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto (collectively, the "Borrower Claims").

         (b) Each Borrower Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender

Parties any of the Borrower Claims which may have arisen at any time on or prior to the date of this Agreement and were in any manner related to any of the Loan Papers.

         (c)      The agreements of each Borrower Party set forth in this
Section 9 shall survive termination of this Agreement and the other Loan Papers.

         Section 10. CONDITIONS PRECEDENT. The parties hereto agree that no provision of this Agreement shall be effective until (a) the Administrative Agent shall have received a copy of this Agreement executed and delivered by each of the Loan Parties made signatory hereto and by each Lender required by the Credit Agreement for the effectiveness of such provision hereof, (b) the Administrative Agent shall have received payment for all interest payments accrued on the Obligations through March 8, 2002, (c) the Administrative
Agent shall have received an opinion of counsel to the Parent, the Borrower and their Subsidiaries in form and substance satisfactory to the Administrative Agent and Lenders (such opinion to include, without limitation, enforceability of this Agreement and no conflict with Parent's, Borrower's and their Subsidiaries' material agreements), (d) the Administrative Agent shall have received copies of all executed investor agreements, term sheets, letters of intent, financing proposals, securities purchase agreements or other related agreements received by the Borrower or the Parent, (e) Special Counsel shall have received $200,000 in the form of a retainer to be used by Special Counsel for the payment of professional fees and services and (f) all fees and expenses in connection with the Loan Papers, including this Agreement, including legal and other professional fees and expenses incurred on or prior to the date of this Agreement by Administrative Agent, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C., Deloitte Consulting, Hunton and Williams and other outstanding local counsel fees (other than those being disputed in good faith) shall have been paid.

         Section 11. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the several Lenders parties hereto to enter into this Agreement and to grant the forbearance contained herein, the Parent and the Borrower jointly and severally represent and warrant to the Administrative Agent and the Lenders as follows:

         (a) Authorization; No Contravention. The execution, delivery and performance by the Loan Parties of this Agreement have been duly authorized by all necessary partnership, corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of any charter documents of any Loan Party, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Loan Party is a party or any order, injunction, writ or decree of any governmental authority to which any Loan Party is a party or its property is subject, or (iii) violate any requirement of Law.

         (b) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any governmental authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Agreement.

         (c) NO DEFAULT. Other than the Existing Defaults, no Default or Event of Default exists under any of the Loan Papers. No Loan Party is in default under or with respect to (i) its charter documents or (ii) any material contractual obligation of such Person. The execution, delivery and performance of this Agreement shall not result in any default under any contractual obligation of any Loan Party in any respect.

         (d) BINDING EFFECT. This Agreement constitutes the legal, valid and binding obligations of the Loan Parties that are parties thereto, enforceable against such Loan Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

         (e) REPRESENTATIONS AND WARRANTS. Except with respect to the existence of the Existing Defaults, the representations and warranties set forth in the Credit Agreement and the other Loan Papers are true and correct in all material respects on and as of the Effective Date, as if such representations and warranties were being made on and as of the Effective Date.

         (f) OWNED AND LEASED PROPERTIES. To the best knowledge of the Borrower, after due investigation, the number of Tower sites on real property owned by the Borrower, the Parent and their Subsidiaries as of the date of this Agreement is **[925]** and the number of Tower sites on real property leased by the Borrower, the Parent and their Subsidiaries as of the date of this Agreement is **[3484]**. Borrower further covenants and agrees that to the extent that Borrower becomes aware that any disclosure contained in this
Section 11(f) is inaccurate in any way, Borrower shall disclose the corrected information to the Administrative Agent within one Business Day of such determination.

         Section 12. COVENANTS. To induce the Administrative Agent and the several Lenders parties hereto to enter into this Agreement and to grant the forbearance contained herein, the Parent and the Borrower jointly and severally covenant to the Administrative Agent and the Lenders as follows:

         (a) Immediately after the completion by any independent third party of any financial analysis, liquidation or valuation analysis, or other analysis of the Borrower, the Parent or any of their Subsidiaries and such analysis being made available to any of the Borrower, the Parent or any of their Subsidiaries, the Borrower shall provide or shall cause to be provided to the Administrative Agent copies of such materials.

         (b) Immediately after receipt thereof by the Borrower, the Parent or any of their Subsidiaries, Borrower shall provide to the Administrative Agent:

              (i) a copy any material written notice delivered by or on the behalf of any of the holders of the Parent Senior Notes or by the Trustee under the Indenture,

              (ii) a copy of any material written notice delivered by or on the behalf of any of the Parent, the Borrower or any of their Subsidiaries to the holders of the Parent Senior Notes or to the Trustee under the Indenture,

                  (iii) a copy of any material written notice delivered by or on the behalf of any of the holders of the Subordinated Notes or by the Trustee under the Subordinated Notes Indenture,

                  (iv) a copy of any material written notice delivered by or on the behalf of any of the Parent, the Borrower or any of their Subsidiaries to the holders of the Subordinated Notes or to the Trustee under the Subordinated Indenture,

                  (v) upon the request of the Administrative Agent, copies of all drafts of investor agreements, term sheets, letters of intent, financing proposals, securities purchase agreements or other agreements with potential investors, potential creditors or other parties related to such potential creditors investors, in each case only to the extent that any such items have been delivered to the Board of Directors of the Parent or the Borrower,

                  (vi) copies of all executed investor agreements, term sheets, letters of intent, financing proposals, securities purchase agreements or other related agreements received by the Borrower, the Parent or any of their Subsidiaries and not previously delivered,

                  (vii) a copy of any material written notice delivered by or on the behalf of any potential investor, potential equity holder or potential creditor currently negotiating with the Parent or the Borrower or any Subsidiary of the Borrower, and

                  (viii) a copy of any material written notice delivered by or on the behalf of any the Parent, the Borrower or any of their Subsidiaries, to any potential investor, potential equity holder or potential creditor currently negotiating with the Parent or the Borrower.

         (c) Immediately upon knowledge thereof by senior management of the Borrower, the Parent or any of their Subsidiaries, the Borrower shall provide notice to the Administrative Agent of any information regarding any potential investor, potential equity holder or potential creditor currently negotiating with the Parent or the Borrower, or any information regarding any material term of any proposed transaction, in each case which such information is, to the best judgment by the senior management of the Borrower, both material and likely to adversely affect, hinder or terminate negotiations on the current proposals among the parties related thereto.

         (d) Promptly upon the request of the Administrative Agent, the Borrower agrees to participate in weekly update calls among representatives of the Borrower and its advisors, the Administrative Agent and such other Lenders as deemed advisable by the Administrative Agent to inform and update the Administrative Agent and the Lenders regarding the status of the negotiations with each potential investor, potential equity holder or potential creditor currently negotiating with the Parent or the Borrower, and such other items, events and/or occurrences as reasonably requested by the Administrative Agent.

         Section 13.  MISCELLANEOUS.

         (a) RATIFICATION AND CONFIRMATION OF LOAN PAPERS. Except as specifically modified by this Agreement, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Papers remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Agreement shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Paper. The provisions of this Agreement are intended to supplement the Credit Agreement, however, to the extent that any provision of this Agreement directly conflicts with the Credit Agreement, the provision in this Agreement shall control. Without limiting the generality of the foregoing, the forbearance provided by this Agreement shall not be deemed to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties with respect to any other term, provision, condition or covenant of the Credit Agreement or other Loan Papers.

         (b) AFFIRMATION OF GUARANTEES. Notwithstanding that such consent is not required thereunder, the Parent, the Borrower and the Subsidiaries of the Parent and the Borrower hereby consent to the execution and delivery of this Agreement by the parties hereto and reaffirm their respective obligations under each of their respective Guaranties.

         (c) LIENS. The Parent, the Borrower and the Subsidiaries agree hereby that all Liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Obligations including but not limited to those under the Loan Papers are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, and this Agreement shall not affect the priority of such Liens. Nothing in this Agreement shall in any manner diminish, impair or extinguish any of the Liens securing the Obligations, the Guaranties, or the other Loan Papers or be construed as a novation in any respect.

         (d) HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         (e) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         (f) COUNTERPARTS AND EFFECTIVE DATE. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. The Effective Date shall occur when the conditions precedent set forth in Section 10 of this Agreement have been satisfied in full (the "Effective Date").

         (g)      SEVERABILITY.     If any provision of this Agreement is held
to be illegal, invalid, or unenforceable under present or future Laws during the term thereof, such provision shall be fully severable, the appropriate provision shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible. Provisions in this Agreement that may be approved by Majority Lenders as provided in the Credit Agreement shall become effective upon receipt of the signature pages of Majority Lenders and provisions in this Agreement that must be approved by all Lenders as provided in the Credit Agreement shall become effective upon receipt of the signature pages of all Lenders.

         (h)      AMENDMENT AND RESTATEMENT.     This Agreement is an amendment
and restatement of the Forbearance Agreement executed by Borrower and each other Loan Party for the benefit of the Administrative Agent for itself and the Lenders. This Agreement supersedes the Forbearance Agreement, as amended, in its entirety.

         (i)      FINAL AGREEMENT.     THIS AGREEMENT, TOGETHER WITH THE CREDIT
AGREEMENT AND OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Limited Forbearance Agreement to be duly executed and delivered by their proper and duly authorized officers effective as of the day and year first above written.

         THE BORROWER


                                 PINNACLE TOWERS INC.



                                 /s/ William T. Freeman
                                 -----------------------------------------------
                                 By:  William T. Freeman
                                 Its: Chief Financial Officer and Vice President

                                 ADMINISTRATIVE AGENT:


                                 BANK OF AMERICA, N.A.,
                                 AS ADMINISTRATIVE AGENT


                                          /s/ William E. Livingstone II
                                 -----------------------------------------------
                                 BY:
                                      ------------------------------------------
                                 ITS:
                                      ------------------------------------------



                                 BANK OF AMERICA CANADA HAS EXECUTED THIS FIRST AMENDED AND RESTATED LIMITED FORBEARANCE AGREEMENT BELOW FOR THE SOLE PURPOSE OF SECTION 8 OF THIS FIRST AMENDED AND RESTATED LIMITED FORBEARANCE AGREEMENT:

                                 BANK OF AMERICA CANADA, a Canadian
                                 chartered bank


                                 /s/ William E. Livingstone II
                                 -----------------------------------------------
                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------

                                        LENDERS:

                                        BANK OF AMERICA, N.A., INDIVIDUALLY AS A
                                        LENDER


                                                 /s/ William E. Livingstone II
                                        ----------------------------------------
                                        BY:
                                             -----------------------------------
                                        ITS:
                                             -----------------------------------

                                        SOCIETE GENERALE


                                                /s/ CHRISTOPHER M. WALKER
                                        ----------------------------------------
                                        BY:  CHRISTOPHER M. WALKER
                                             -----------------------------------
                                        ITS: DIRECTOR
                                             -----------------------------------

                                        ALLFIRST BANK


                                        /s/ LEON W. WYNNE, JR.
                                        ----------------------------------------
                                        BY:  LEON W. WYNNE, JR.
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

FIRST AMENDMENT AND RESTATED LIMITED FORBEARANCE AGREEMENT DATED MARCH 8, 2002


                                       U.S. BANK NATIONAL ASSOCIATION (f/k/a
                                       FIRSTAR BANK, N.A. f/k/a MERCANTILE
                                       BANK NATIONAL ASSOCIATION)

                                            /s/ TIMOTHY N. SCHEER
                                       -----------------------------

                                       By:   TIMOTHY N. SCHEER
                                             -----------------------

                                       Its:  VICE PRESIDENT
                                             -----------------------

                                       KEY CORPORATE CAPITAL INC.

                                            /s/ MICHAEL V. LUGLI
                                       -----------------------------

                                       By:   MICHAEL V. LUGLI
                                             -----------------------

                                       Its:  S. V. P.
                                             -----------------------

                                       CREDIT LYONNAIS NEW YORK BRANCH



                                       ---------------------------

                                       By:
                                            ----------------------

                                       Its:
                                            ----------------------

                                       DRESDNER BANK AG NEW YORK &
                                       GRAND CAYMAN BRANCHES

                                           /s/ JANE A. MAJESKI
                                       ---------------------------

                                       By:  JANE A. MAJESKI
                                            ----------------------

                                       Its: DIRECTOR
                                            ----------------------


                                          /s/ BRIAN E. HAUGHNEY
                                       ---------------------------

                                       By:  BRIAN E. HAUGHNEY
                                            ----------------------

                                       Its: VICE PRESIDENT
                                            ----------------------

                                             IBM CREDIT CORPORATION



                                      /s/ Steven A. Flanagan
                                      -------------------------------

                                      By:    Steven A. Flanagan
                                           --------------------------

                                      Its:   Manager Special Handling
                                           --------------------------

                                     RAYMOND JAMES BANK, FSB


                                          /s/ Robert E. Lerch, Jr.
                                          ------------------------
                                     By:  Robert E. Lerch, Jr.
                                          ------------------------
                                     Its: Vice President
                                          ------------------------

                                     BANKERS TRUST COMPANY


                                          /s/ Anca Trifan
                                          ----------------
                                     By:  Anca Trifan
                                          ----------------
                                     Its: Director
                                          ----------------

                                     ENDURANCE CLO I, LTD

                                     C/o ING Capital Advisors LLC, as Portfolio
                                     Manager

                                          /s/ Gordon Cook
                                          ---------------------
                                     By:  GORDON COOK
                                          ---------------------
                                     Its: SENIOR VICE PRESIDENT
                                          ---------------------
                                          & PORTFOLIO MANAGER

                                        SEQUILS-ING I (HBDGM), LTD.

                                        BY: ING CAPITAL ADVISORS LLC,
                                            COLLATERAL MANAGER AND AUTHORIZED
                                            SIGNATORY


                                                 /s/ GORDON R. COOK
                                        ----------------------------------------
                                        BY:  GORDON COOK
                                             -----------------------------------
                                        ITS: SENIOR VICE PRESIDENT &
                                             PORTFOLIO MANAGER
                                             -----------------------------------

                                        ARCHIMEDES FUNDING III, LTD.

                                        BY: ING CAPITAL ADVISORS LLC,
                                            AS COLLATERAL MANAGER


                                                 /s/ GORDON R. COOK
                                        ----------------------------------------
                                        BY:  GORDON COOK
                                             -----------------------------------
                                        ITS: SENIOR VICE PRESIDENT &
                                             PORTFOLIO MANAGER
                                             -----------------------------------

                                        TORONTO DOMINION (NEW YORK), INC.


                                                   /s/ GWEN ZIRKLE
                                        ----------------------------------------
                                        BY:  GWEN ZIRKLE
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

                                        COBANK, ACB


                                                 /s/ ROBERT E. SATROM
                                        ----------------------------------------
                                        BY:  ROBERT E. SATROM
                                             -----------------------------------
                                        ITS: SENIOR VICE PRESIDENT
                                             -----------------------------------

                                        THE BANK OF NOVA SCOTIA


                                                   /s/ IAN A. HODGART
                                        ----------------------------------------
                                        BY:  IAN A. HODGART
                                             -----------------------------------
                                        ITS: AUTHORIZED SIGNATORY
                                             -----------------------------------

                                        ACCEPTED AND AGREED AS
                                        OF MARCH 8, 2002:


                                        PINNACLE HOLDINGS INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        COVERAGE PLUS ANTENNA SYSTEMS, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        TOWER SYSTEMS, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        RADIOSTATION WGLD, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------

                                        ICB TOWERS, LLC


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        AIRCOMM OF AVON, LLC


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        HIGH POINT MANAGEMENT CO., INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        TOWER TECHNOLOGY CORPORATION OF
                                        JACKSONVILLE, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------

                                        INTEREST TOWER COMMUNICATIONS, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        BROADCAST TOWERS, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        PINNACLE TOWERS III INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        SHAFFER & ASSOCIATES, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------

                                        PINNACLE ST. LOUIS LLC

                                        BY: PINNACLE TOWERS INC., SOLE MEMBER


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        SIERRA TOWERS, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        QTI, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------

                             INTRACOASTAL CITY TOWERS, INC.



                             /s/ William T. Freeman
                             ---------------------------------------------------

                             By:      William T. Freeman
                                  ----------------------------------------------

                             Its:     Chief Financial Officer and Vice President
                                  ----------------------------------------------


                             PINNACLE TOWERS IV INC.



                             /s/ William T. Freeman
                             ---------------------------------------------------

                             By:      William T. Freeman
                                  ----------------------------------------------

                             Its:     Chief Financial Officer and Vice President
                                  ----------------------------------------------


                             PINNACLE TOWERS V INC.



                             /s/ William T. Freeman
                             ---------------------------------------------------

                             By:      William T. Freeman
                                  ----------------------------------------------

                             Its:     Chief Financial Officer and Vice President
                                  ----------------------------------------------

                             PINNACLE SAN ANTONIO L.L.C.



                             /s/ William T. Freeman
                             ---------------------------------------------------

                             By:      William T. Freeman
                                  ----------------------------------------------

                             Its:     Chief Financial Officer and Vice President
                                  ----------------------------------------------


                             COASTAL ANTENNAS, INC.



                             /s/ William T. Freeman
                             ---------------------------------------------------

                             By:      William T. Freeman
                                  ----------------------------------------------

                             Its:     Chief Financial Officer and Vice President
                                  ----------------------------------------------


                             PINNACLE TOWERS LTD.



                             /s/ William T. Freeman
                             ---------------------------------------------------

                             By:      William T. Freeman
                                  ----------------------------------------------

                             Its:     Chief Financial Officer and Vice President
                                  ----------------------------------------------


                             PINNACLE TOWERS CANADA INC.



                             /s/ William T. Freeman
                             ---------------------------------------------------

                             By:      William T. Freeman
                                  ----------------------------------------------

                             Its:     Chief Financial Officer and Vice President
                                  ----------------------------------------------

                                   SCHEDULE I

                               EXISTING DEFAULTS


1. Noncompliance as of September 30, 2001 with the financial covenants set forth in Section 8.01 of the Credit Agreement as follows:

         (a)   Leverage Ratio, section 8.01(a);

         (b)   Consolidated Interest Coverage Ratio, section 8.01(c); and

         (c)   Consolidated Pro Form Debt Service Coverage Ratio, section
               8.01(d).

2. Noncompliance with the requirement to deliver third quarter consolidating financial statements on November 15, 2001 as required by
         Section 7.01 of the Credit Agreement.

3. Noncompliance as of December 31, 2001 with the financial covenants set forth in Section 8.01 of the Credit Agreement as follows:

         (a)   Leverage Ratio, section 8.01(a);

         (b)   Consolidated Leverage Ratio, section 8.01(b);

         (c)   Consolidated Interest Coverage Ratio, section 8.01(c);

         (d) Consolidated Pro Forma Debt Service Coverage Ratio, section 8.01(d); and

         (e)   Consolidated Fixed Charge Coverage Ratio, section 8.01(e).

4. Noncompliance with the requirement to deliver fourth quarter consolidating financial statements by February 14, 2001 as required by
         Section 7.01 of the Credit Agreement.

5.       Noncompliance with certain collateral covenants set forth in Section
         2.16 of the Credit Agreement, including the following:

              mortgages/deeds of trust for approximately 166 out of a total of 925 fee owned sites leasehold mortgages for 9 leasehold sites (out of top 20 leaseholds)

                                  SCHEDULE IV

                   PERMITTED SCHEDULED SELLER DEBT REPAYMENTS

                                                                                   Mar-02                      Apr-02
                                                                                ------------                ------------
 1  Rock & Withers                                                                    909 06                      916.64
 2  Maurer                                                                          1,904.05                    1,923.09
 4  Lenon                                                                             632.33                      639.29
 6  HV Towers                                                                       6,457.10                    6,510.91
12  Hardin                                                                          3,982.80                    4,015.99
14  Stark Communications                                                                  --                  125,000.00
15  Casey Enterprises                                                                     --                  150,000.00
20  Donald James Calais                                                           580,000.00                          --
20  Earl Curtis Webre                                                             100,000.00                          --
28  Frank Hicks (Atlanta/Hicks)                                                     6,601.31                    6,659.07
29  Mansura Tower Co                                                              185,000.00                          --
30  Azzarelli Development Corporation (Tampa Azzarelli)                             5,488.51                    5,534.25
32  Delta Media Corp                                                               75,000.00                          --
33  Woodfin-Hirsch                                                                 24,138.05                   24,339.20
34  Johnny & Jackion Howard (Marianna Land)                                           218.00                      219.81
37  J & D Trunking-Greenville Rushing Deal                                          5,954.23                    6,003.85
38  Henry & Jacquelyn Flowers                                                      12,949.61                   13,057.52
40  John H. Abrams and Helen Dale Abrams                                            2,192.62                    2,210.89
41  H. Stanley Hines                                                                8,364.67                    6,412.40
41  H. Stanley Hines, as Trustee                                                    3,896.18                    3,925.40
41  H. Stanley Hines                                                                   85.59                       66.09
48  Donald N. Woodward                                                             16,564.38                   18,702.40
55  Marguerite Atcher                                                                 323.84                      326.64
58  S&R Communications Partnership (Flint MI Rice Acq)                              2,487.77                    2,508.50
59  Cyril E. Vetter                                                               107,062.29                  107,954.47
64  Tower Investments Inc. (KS Motorola Deal)                                       2,220.87                    2,239.38
65  Stanley C. & Diana M. Norman                                                    1,813.03                    1,828.14
69  Dorothy Ferguson Combee                                                           157.54                      158.86

                                                                                1,152,383.81                  489,152.69
                                                                                ============                ============

                                                                                                            1,641,536.50
                                                                                                            ------------